                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) February 27, 1998



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)



          Delaware                          0-16102             59-2840783
(State or Other Jurisdiction              Commission        (I.R.S. Employer
    Or Incorporation or                  File Number          Identification
       Organization)                                              Number)


              1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                   (Address of principal executive offices)


                                 (609)235-6009
             (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

The Registrant is filing herewith audited consolidated financial statements, selected consolidated financial data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and quarterly financial information which has been restated:

  (i) for the acquisition of Hamm's Sanitation, Inc. and H.S.S., Inc. (collectively "Hamm's"), which the Company acquired on December 1, 1997. The transaction has been accounted for under the pooling of interests method of accounting, and

  (ii) to present earnings per share information in accordance with the recently issued FASB Statement Number 128, Earnings Per Share.

Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 333-00283; 333-32361 and on Form S-8, file numbers 33-25155, 33-21251, 33-37374, 33-45250, 333-
28627.
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits.

          The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.



                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Eastern Environmental Services, Inc.



                  By: /s/ Gregory M. Krzemien
                      -----------------------
                       Gregory M. Krzemien
                       Chief Financial Officer

Date:  February 27, 1998

                      EASTERN ENVIRONMENTAL SERVICES, INC.

                                 EXHIBIT INDEX



     Number and
Description of Exhibit
-----------------------

   23.1  Consent of Ernst & Young LLP

   27.1 Financial Data Schedule for the Years Ended June 30, 1997 and June 30, 1996 (Restated) (for SEC use only)

   99    Financial Information